                                                                  Exhibit 10.179


[GRAPHIC OMITTED]        Department of General Services
                        Purchasing and Contracts Division

    500 S Grand Central Pky 4th Fl o P O Box 551732 o Las Vegas NV 89155-1732
                       (702) 455-2897 o Fax (702) 386-4914

      Earl Hawkes, Director o Ted J. Olivas, Purchasing & Contracts Manager



June 13, 2001



Mr. Alan Terril
MEADOW VALLEY CONTRACTORS, INC.
P.O. Box 549
Moapa, Nevada  89025

RE: NOTICE OF AWARD, BID NUMBER 4708-00; NORTHERN BELTWAY - PECOS ROAD TO I-15 PWP #CL-2001-279

Dear Mr. Terril:

Thank you for the prompt return of the requested insurance. The documents provided appear to be in order. Therefore, this project is hereby awarded to your company in the amount of $21,749,072.82. Enclosed is your copy of the contract documents.

The Public Works Department will administer this contract and will be in contact with you in the near future to schedule the pre-construction meeting. Please contact Michael Dunning immediately to schedule your mandatory initial Quality Control (QC) plan meeting at (702) 455-7430.

Thank you for your continued interest in doing business with Clark County.

Sincerely,


/s/ REGINA R. HEILMAN-RYAN
REGINA R. HEILMAN-RYAN, C.P.M.
Purchasing Analyst

:sls

Enclosure

cc:  M. J. Manning, Public Works
     Les Henley, Public Works
     Bobby Shelton, Public Works
     Michael Dunning, Public Works





                          BOARD OF COUNTY COMMISSIONERS
              DARIO HERRERA, Chairman o MYRNA WILLIAMS, Vice-Chair
   YVONNE ATKINSON GATES o ERIN KENNY o MARY KINCAID-CHAUNCEY o CHIP MAXFIELD
                BRUCE L. WOODBURY o DALE W. ASKEW, County Manager

                                                           BOND NUMBER: 24006341
                                                           BID NO. 4708-00
                                                           CLARK COUNTY, NEVADA

                                PERFORMANCE BOND

IMPORTANT: SURETY COMPANIES EXECUTING BONDS MUST BE LICENSED TO ISSUE SURETY BY THE STATE OF NEVADA INSURANCE DIVISION PURSUANT TO NEVADA REVISED STATUTE 683A.09D AND ISSUED BY AN APPOINTED AGENT PURSUANT TO NEVADA REVISED STATUTE 683A.28D. INDIVIDUAL SURETY BONDS ARE NOT ACCEPTABLE.

KNOW ALL MEN BY THESE PRESENTS,

That MEADOW VALLEY CONTRACTORS, INC. as Principal Contractor, and LIBERTY MUTUAL INSURANCE COMPANY, as Surety, are held and firmly bound unto CLARK COUNTY, NEVADA, hereinafter called Owner, in the sum of Twenty-One Million Seven Hundred Forty-Nine Thousand Seventy-Two and 82/100's ($21,749,072.82) dollars, for the payment of which sum well and truly to be made, we bind ourselves, our heirs, executors, administrators, successors, and assigns, jointly and severally, firmly by these presents.

WHEREAS, said Contractor has been recommended for award and shall enter into the contract with said Owner to perform all work required under the Bidding Schedule(s) BID NO. 4708-00 of the Owner's specifications, entitled NORTHERN BELTWAY, PECOS ROAD TO I-15.

NOW THEREFORE, if said Contractor shall perform all the requirements of said contract required to be performed on their part, at the times and in the manner specified therein, then this obligation shall be null and void, otherwise it shall remain in full force and effect.

PROVIDED, that any change order(s), alterations in the work to be done or the materials to be furnished, which may be made pursuant to the terms of said contract, shall not in any way release said Contractor or said Surety thereunder, nor shall any extensions of time granted under the provisions of said contract release either said Contractor or said Surety, and notice of such change order(s), alterations or extensions of the contract is hereby waived by said Surety.

SIGNED this 6th day of June, 2001           (SEAL AND NOTARIAL ACKNOWLEDGMENT OF
                                            SURETY)

                                            MEADOW VALLEY CONTRACTORS, INC.
Countersigned resident agent in Nevada      ------------------------------------
Pursuant to Nevada Revised Statute                 (Principal Contractor)
680A.3DD:
                                            Alan Terril, Vice-President
James A. Mainardi                           ------------------------------------
------------------------------------        (Authorized Representative and Title
          (Resident Agent)
                                            By: /s/ ALAN TERRIL
              46745                             --------------------------------
------------------------------------                      (Signature)
 (State of Nevada, License Number)
                                            Surety: LIBERTY MUTUAL INSURANCE
AON RISK SERVICES, INC. of NEVADA                   COMPANY
------------------------------------                ----------------------------
      (Appointed Agent Name)
                                            31689
By: /s/ JAMES A. ILLEGIBLE                  ------------------------------------
    --------------------------------          (State of Nevada, License Number)
             (Signature)
                                            Aon Risk Services, Inc.
Address: 2300 WEST SAHARA, SUITE 560        ------------------------------------
         ---------------------------               (Appointed Agent Name)

         LAS VEGAS, NEVADA 89102            By: /s/ JERI APODACA
         ---------------------------            --------------------------------
                                                          (Signature)
Telephone: (702) 227-0300                   Jeri Apodaca, Attorney in Fact
           -------------------------
                                            Address: 695 Town Center Drive,
                                                     Suite 500
                                            ------------------------------------
                                                     Costa Mesa, CA 92626
                                            ------------------------------------

                                            Telephone No. (714) 641-8355
                                                          ----------------------


ISSUING COMPANY MUST HOLD CERTIFICATES OF AUTHORITY AS ACCEPTABLE SURETY ON FEDERAL BONDS AND AS ACCEPTABLE REINSURING COMPANY WITH LISTING IN THE DEPARTMENT OF TREASURY, FISCAL SERVICE, (DEPARTMENT OF CIRCULAR "570," CURRENT REVISIONS).


                                      3-6

                              CLARK COUNTY, NEVADA

                                  BID PROPOSAL
                                 BID NO. 4708-00
                      NORTHERN BELTWAY, PECOS ROAD TO I-15

     MEADOW VALLEY CONTRACTORS, INC.
--------------------------------------------------------------------------------
                                     (NAME)

     P.O. BOX 549, MOAPA, NEVADA 89025
--------------------------------------------------------------------------------
                                    (ADDRESS)

THE UNDERSIGNED PROPOSES AND AGREES:

1. To complete all work for which a contract may be awarded to the Bidder and to furnish any and all labor, equipment, materials, transportation, and other facilities required for the services as set forth in the Proposal and Contract Documents.

2. That the Bidder has examined the Contract Documents and the site(s) for the proposed work and satisfied themselves as to the character, quality of work to be performed, materials to be furnished and as to the requirements of the specifications.

3. That the Bidder has completed all information in the blanks provided and has submitted the following within this bid proposal:

     a. Each subcontractor which will be paid an amount exceeding 5% of the total base bid amount.

     b. Has enclosed their Certificate of Eligibility issued by the State Contractors Board, if applicable.

     c. Has submitted a bid security in the form of, at Bidder's option, A Cashiers Check, Certified Check, Money Order, or Bid Bond in favor of the Owner(s) in the amount of 5% of the base bid amount.

4. If the Bidder is one of the 3 apparent low bidders at the bid opening, and has subcontractor(s) pursuant to NRS 338.141, they must submit Bid Attachment 2 within two hours after completion of the bid opening pursuant to the instructions to Bidders. Faxing is not allowed. This Attachment must be time stamped by the Department of General Services. Submission after the 2 hour time limit will be rejected and/or returned unopened and the bid may be deemed non-responsive.

     a.   Projects EXCEEDING $5,000,000

          1) The Bidders shall list subcontractors which will provide labor/improvements exceeding 1% of the prime contractor's total base bid amount, or $50,000.00, whichever is greater.

5. Upon faxed receipt of a letter of Intent to Award the contract, the bidder will provide the following submittals within 7 days from receipt of the Notice.

     a. Performance Bond, Labor and Material Payment Bond and a Guaranty Bond, for 100% of the contract price as required.

     b. Certificates of Insurance for Commercial General Liability in the amount of $1,000,000, Automobile Liability in the amount of $1,000,00, Explosion, Collapse and Underground in the amount of $1,000,000, Installation Floater, and workers' compensation insurance issued by an insurer qualified to underwrite workers' compensation insurance in the State of Nevada, as required by law.

6. That if the Bidder does not provide the above submittals on or before the 7th calendar day, or does not keep the bonds or insurance policies in effect or allows them to lapse, the Bidder will pay over to the Owner the amount of $2,500 per day as liquidated damages.

7. That this Proposal is genuine and is not sham or collusive, or made in the interest of, or on behalf of any person not herein named, nor the Bidder in any manner sought to secure for themselves an advantage over any other bidder.

8. The Bidder further proposes and agrees that if his bid is accepted they will commence to perform the work called for by the plans and Contract Documents within 7 calendar days after Notice to Proceed is issued and will complete all work within the calendar days specified in the instruction to Bidders.



                                       5-1

                                                                                  Bid Proposal
                                                                               Bid No. 4708-00
                                                                    Revised per Addendum No. 5
                                                          Northern Beltway, Pecos Road to I-15

==============================================================================================
 ITEM                                                      APPROX.
NUMBER          ITEM DESCRIPTION                          QUANTITY     UNIT          TOTAL
==============================================================================================
625.002     LIQUID PAVEMENT MARKING (8" SOLID WHITE)       55,705       LF      $    85,785.70
----------------------------------------------------------------------------------------------
628.003     LIQUID PAVEMENT MARKING (12" SOLID WHITE)       6,228       LF      $    19,742.76
----------------------------------------------------------------------------------------------
628.004     LIQUID PAVEMENT MARKING (8" SOLID YELLOW)      52,240       LF      $    81,494.40
----------------------------------------------------------------------------------------------
628.005     TYPE I FILM (STOPBARS, DIAGONAL STRIPING)       4,655       SF      $    24,578.40
----------------------------------------------------------------------------------------------
628.006     TYPE I FILM (LEGENDS AND SYMBOLS)                  38       EA      $     7,416.84
----------------------------------------------------------------------------------------------
628.007     LIQUID PAVEMENT MARKING (8" BROKEN WHITE)      14,330       LF      $     9,887.70
----------------------------------------------------------------------------------------------
628.008     PARKING LOT STRIPING                                1       LS      $     1,318.75
----------------------------------------------------------------------------------------------
630.001     ABANDON EXISTING SEPTIC SYSTEM                      1       LS      $    15,825.00
----------------------------------------------------------------------------------------------
630.002     26"-INCH STEEL PIPE CASING                        280       LF      $    16,917.60
----------------------------------------------------------------------------------------------
630.003     8"-PVC SEWER PIPE                               7,162       LF      $   225,173.28
----------------------------------------------------------------------------------------------
630.004     16"-STEEL PIPE CASING                           1,060       LF      $    48,410.20
----------------------------------------------------------------------------------------------
630.005     SANITARY SEWER MANHOLE                             18       EA      $    29,225.70
----------------------------------------------------------------------------------------------
633.001     REFLECTIVE PAVEMENT MARKERS                     2,238       EA      $     6,736.38
----------------------------------------------------------------------------------------------
633.002     NON-REFLECTIVE PAVEMENT MARKERS                 5,614       EA      $     7,971.88
----------------------------------------------------------------------------------------------
637.001     DUST PALLIATIVE                                   136       AC      $   103,305.60
----------------------------------------------------------------------------------------------
637.002     PRE-EMERGENT HERBICIDE                            136       AC      $    43,044.00
----------------------------------------------------------------------------------------------
                                                            TOTAL BASE BID      $21,749,072.82
==============================================================================================

                            ADDITIVE/DEDUCTIVE ITEMS

THE OWNER MAY EXERCISE ANY OF THE FOLLOWING ITEMS DURING THE COURSE OF CONSTRUCTION. EXPLANATION OF EACH ITEM IS INCLUDED WITH APPLICABLE SECTIONS OF SPECIFICATIONS. THE BIDDER MUST PROVIDE BID PRICES FOR ALL ITEMS TO BE RESPONSIVE AND CONSIDERED FOR AWARD. THE PRICES QUOTED SHALL REMAIN FIRM THROUGHOUT THE CONTRACT PERIOD.

===============================================================================
 ITEM                                                        APPROX.
NUMBER         ITEM DESCRIPTION                     UNIT    QUANTITY     TOTAL
===============================================================================
208.001    TRENCH OVER EXCAVATION & COMPACTED
           IMPORTED AGGREGATE BEDDING                CY       1,000     $25,000
-------------------------------------------------------------------------------
208.002    CHANGES IN EARTHWORK QUANTITIES
           BEFORE INITIAL TRENCHING                  CY       1,000     $ 5,000
-------------------------------------------------------------------------------
208.003    CHANGES IN EARTHWORK QUANTITIES AFTER     CY       1,000     $10,000
===============================================================================

                                   Revised 5-8

                                                                    Bid Proposal
                                                                 Bid No. 4708-00
                                            Northern Beltway, Pecos Road to I-15

14.  FOR INFORMATIONAL PURPOSES ONLY:
     --------------------------------

     The General Contractor submitting this bid is a [ ] MBE [ ] WBE [ ] PBE [ ] SBE [ ] NBE [ ] LBE as defined in the instructions to Bidders.

15.  /s/ ALAN TERRIL                    MEADOW VALLEY CONTRACTORS, INC.
     -------------------------------    ------------------------------------
     SIGNATURE OF BIDDER                LEGAL NAME OF FIRM AS IT WOULD APPEAR
                                        IN CONTRACT

     ALAN TERRIL                        702-864-2575       702-864-2580
     -------------------------------    ----------------   ---------------------
     NAME OF BIDDER (PRINT OR TYPE)     TELEPHONE NUMBER   FAX NUMBER

     P.O. BOX 549                       0019258
     -------------------------------    ----------------------------------------
     ADDRESS OF FIRM                    NEVADA STATE CONTRACTOR'S LICENSE NO.

     MOAPA, NV  89025                          A           UNLIMITED
     -------------------------------    ----------------   ---------------------
     CITY, STATE, ZIP CODE              CLASSIFICATION     MONETARY LIMITATIONS,
                                                           IF ANY
     MAY 17, 2001
     -------------------------------
     TODAY'S DATE

                                      5-10